SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2004

CENTENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-33395	04-1406317

(State or other jurisdiction of incorporated or organization)	(Commission File Number)	(I.R.S. Employer (Identification No.)

7711 Carondelet Avenue, Suite 800, St. Louis, Missouri 63105
(Address of principle executive office and zip code)

Registrant’s telephone number, including area code: (314) 725-4477

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
Press Release

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.

Exhibit
Number	Description

99.1	Press release of Centene Corporation issued February 9, 2004 as to financial results for the fourth quarter and year ended December 31, 2003

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 9, 2004, we issued a press release announcing our financial results for the fourth quarter and year ended December 31, 2003. The full text of the press release is included as Exhibit 99.1 to this report. The information contained in the website cited in the press release is not a part of this report.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2004	CENTENE CORPORATION

	By:	/s/ MICHAEL F. NEIDORFF

Michael F. Neidorff President and Chief Executive Officer